SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2004

NOVAVAX, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26770	22-2816046
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File No.)	Identification No.)

8320 Guilford Road, Columbia, MD	21046
(Address of principal executive offices)	(Zip code)

(301) 854-3900

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

NOVAVAX, INC.
ITEMS TO BE INCLUDED IN THIS REPORT

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

99.1 Press Release dated March 10, 2004.

ITEM 12. RESULTS OF OPERATONS AND FINANCIAL CONDITION.

On March 10, 2004, Novavax, Inc. reported its fourth quarter earnings for 2003.

A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAVAX, INC.

Date: March 10, 2004	By:	/s/ Dennis W. Genge
Dennis W. Genge
Vice President and Chief Financial
Officer